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EXHIBIT 10.10

                             COMMERCIAL OFFICE LEASE

THIS LEASE is made this day, 10/7/03, by and between Barrington Pacific, LLC, a California Limited Partnership, commonly referred to as Pacific Plaza, herein called "Landlord", and Alexander Lightman, herein called "Tenant".

This lease is made by Landlord and is accepted by Tenant upon the following terms, and it is agreed that each of the terms hereinafter specified shall be conditions as well as covenants.

     (1) RENT AND TERM. For and in consideration of the prompt payment of the rent by Tenant and exact performance of the covenants hereinafter set fourth by Tenant, Landlord does hereby lease to Tenant, and Tenant hereby hires from Landlord, that certain office SUITE NO. #1500 located at 1431 Ocean Avenue, Santa Monica, California (the "premises"), together with __0__ assigned/valet automobile parking stall number _n/a, of parking privileges for __0__ automobiles for the term of 12 MONTHS commencing on 8/21/02 and ending on 7/31/03 at the monthly rental rate of $550.00 dollars payable at 1431 Ocean Avenue #2000, Santa Monica, California ("Landlord's Office").

          If Landlord is unwilling or unable to deliver possession of the premises to Tenant, because of: (a) the loss or destruction of the premises, (b) failure of the prior tenant to vacate, or (c) for any other reason, then the Tenant or Landlord may immediately cancel or terminate this agreement upon written notice to the other party at their last known address; whereupon neither party shall have liability to the other, and any sums paid under this lease shall be refunded in full. If neither party cancels, the rent payable under this lease shall be prorated and begin on the date of possession.

          Said rent shall be paid monthly in advance on the first day of each month by personal check or certified funds, without deduction or offset, at Landlord's office or at such other place in the State of California as Landlord may designate in writing. Should Tenant fail to pay rental by the close of the fifth day following the date on which it was due, or should Tenant pay rental by a check that is not honored by the bank, then Tenant agrees to pay to Landlord the sum of $25.00 as a fee for the processing of either late rental payments or checks which are not honored at the bank. The parties acknowledge that if the rental is not paid on time or is paid by a check that is not honored by the bank, that Landlord is put to additional bookkeeping and related expenses, the precise amount of which is difficult if not impossible to ascertain, and for that reason the parties hereto have agreed upon the above sum to compensate Landlord for such expenses. Nothing herein contained shall be construed as to either permit, sanction, or authorize payment of rental other than on the day it is due or the payment of rental with checks that are not honored by the bank. Should rent be paid by a check which is not honored, Landlord may, at its sole discretion, demand that future payments must be by cashier's check or money

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     order. The money failure to pay ray rental on the due date or the payment of rental with a check that is not honored by the bank shall immediately vest landlord all those rights which it would have notwithstanding any provisions contained in this paragraph, including, without limitation, those rights described in Article 12 hereof.

     (2) SECURITY DEPOSIT. In addition to the rent provided to be deposited herewith in paragraph (1) herein, as part of the consideration for the execution of this lease by Landlord, Tenant shall deposit with Landlord the sum of $500.00, receipt of which Landlord acknowledges, as security for the payment of the rent reserved and the faithful performance by Tenant of all the terms, conditions, and covenants herein to be performed by Tenant. Upon termination of the Lease, and after Tenant has vacated the premises, Landlord shall return said sum herewith deposited to Tenant, less any amounts necessary: to compensate landlord for any default in the payment of rent or other sum payable under this lease; to repair damages to the premises; to clean, carpet, shampoo or paint the premises if Tenant does not leave the premises clean and free of debris; to restore, replace, or return Landlord's personal property or appurtenances; to remedy future defaults by Tenant of any obligations herein; or for any other purposes permitted by law. No interest shall be payable on the security deposit unless required by law.

     (3) KEYS. All keys and/or entry cards relating to the premises shall be returned on the date the premises are surrendered or vacated. If Tenant shall fail to return any key and/or card supplied by Landlord, Tenant shall pay Landlord's charge (as adopted from time to time) for the failure to return any such key and/or card.

     (4) USE, ASSIGNMENT AND SUBLEASE. Tenant shall not use the premises or any part thereof or suffer the same to be used for any purpose other than as an office, nor by any person other than Tenant as identified hereinabove. Tenant shall not sell, assign, hypothecate, license or transfer the premises or any part thereof (including, without limitation, the aforesaid assigned parking stall or privilege). It is expressly understood and agreed that the character of the occupancy of the premises, as above restricted, is a special consideration and inducement for the granting of this lease and in the event of violation hereof by Tenant or if Tenant shall cease to occupy the premises or shall permit the premises (including, without limitation the aforesaid parking stall or privilege) to be occupied or used by parties other than Tenant, or violate any other restriction or condition hereby imposed, this lease may be terminated by Landlord in the manner provided in paragraph (12) hereof.. Tenant further agrees
          (a) not to use or suffer or permit the premises or any part thereof to be used for any purpose or in the use in violation of any law, ordinance, or regulation of any governmental authority, or in any manner that will constitute a nuisance or an annoyance to the owners or occupants of adjoining or neighboring property or to other tenants or occupants of the building, or in any hazardous purpose or in any

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          manner that might violate any policy of insurance or suspend, avoid, make inoperative or increase the rate of any fire, rental, other insurance, at any time carried on the building or any of its contents and (b) not to permit any auction to be conducted in the premises. In the event of any disturbance by Tenant or Tenant's servants, employees, agents, invitees, or licensees, Landlord may, in addition to all other remedies provide herein, at its option terminate this lease by written notice. Tenant agrees to vacate premises within three days after delivery of said notice. If Landlord accepts rent from any person not a Tenant (or not named above), whether or not the person occupies the premises, said shall not constitute a waiver of this paragraph (4), shall not be used to establish said person's right to possession of the premises, and shall be interpreted only as an accommodation to the Tenant.

     (5) MISREPRESENATIONS. It is further understood and agreed that in the event Tenant shall in its Application to Lease make any misrepresentation, Landlord may treat same as a violation of covenant of this lease, and the remedies provided under paragraph (12) hereof shall become applicable and applicable thereto.

     (6) ACCEPTANCE AND SURRENDER OF PREMISES/REPAIRS. Tenant has examined and knows the condition of the premises and has received the same in good order and repair, except as herein otherwise specified, and acknowledge that no representations as to the condition or repair thereof have been made by Landlord, or the agents of Landlord, prior to or at the execution of this lease, that are not herein expressed. Throughout said term Tenant shall take good care of the premises, its appurtenances, fixtures, and equipment, and shall not drill into, disfigure, or deface any part of the buildings, grounds, or any other part or portion of the premises, or suffer the same to be done. As and when needed, Landlord shall have the right, but not the obligation, to repair the premises, its appurtenances, fixtures, and equipment where rendered necessary by misuse or neglect of Tenant, its servants, employees, agents, invitees, or licensee. The cost thereof shall be determined on statements rendered by Landlord to Tenant and then the sum so determined shall be payable to Landlord upon delivery of such statement; and if the same not be paid by Tenant within ten (10) days thereafter, then said sum shall be deducted from the security deposit and the failure of Tenant to promptly restore the security deposit for the full amount shall be a reach of this lease.

          (a) Tenant shall comply with all laws, ordinances, governmental regulations and with the regulations of the Board of Fire Underwriters applicable to the premises.

          (b) Upon the ending of the term in any manner, Tenant shall quit and surrender premises in as good order and condition as they were at the beginning of the term, excluding normal wear and tear. If said premises be not so surrendered at any ending term, Tenant shall be responsible to Landlord for all of the damage which Landlord shall suffer as a result thereof, and further will hold harmless Landlord

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          from any claim made by any succeeding tenants against Landlord, resulting from delay by Landlord in delivering possession of the premises to such succeeding tenant , so far as such delay is occasioned by failure of Tenant so to surrender the premises.

     (7) RULES AND REGULATIONS. Tenant shall observe and comply with, and Tenant agrees that all persons visiting the premises shall observe and comply with, the "Rules and Regulations Governing Office Tenancy in the Building" which are incorporated herein by reference, and such modifications or additions hereto and such other and further Rules and Regulations as Landlord may from time to time deem necessary for the safety, care and cleanliness of the building, and the preservation of good order therein, as well as the comfort, quiet and convenience of other tenants.

     (8) SIGNATURE OF TENANTS. If there is more than one tenant signatory hereto, each of them does understand and agree that the act of notice of ot to, or refund to, or the signature of, any one or more of them, in relation to the tenancy or to the renewal thereof, or termination thereof, shall be binding upon each and all Tenants signing this lease with the same force and effect as if each and all of them had acted, signed, or given or received such notice or refund. Whenever used, the word `Tenants" shall refer to all tenants named on and signatories to this lease. If more than one tenant is named herein all Tenants shall be liable jointly and severally for all obligations of Tenant hereunder.

     (9) LIENS. Tenant shall keep the premises and the property free and clear of all liens.

     (10) DAMAGE. If the premises shall be partially damaged by fire or casualty, Landlord may make repairs. But in the event of substantial destruction of the building of which the premises form a part by fire, earthquake or otherwise, or in case the damage to the premises shall be so extensive that they cannot, in the sole opinion of Landlord, be repaired within thirty (30) days, or if landlord shall decide to rebuild or to reconstruct or repair the building so that, as reconstructed or repaired, it will be substantially different structurally or architecturally, then all interest of Tenant in the premises shall terminate, and this lease shall become void from such time. In the event that Landlord is making repairs and that any question shall arise between landlord and Tenant as to whether or not repairs shall have been made with reasonable dispatch, due allowance shall be made for any delay which may arise in connection with the adjustment of the fire insurance loss, and for any delay arising out of what are commonly known as "labor troubles," or any other cause beyond landlord's direct control.

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     (11) DEFAULT. If Tenant defaults in the payment of the rent herein provided for, or if Tenant defaults in the performance of any other of Tenant's obligations herein contained for three days after written notice thereof from landlord, or if Tenant abandons or vacates the premises, in addition to any other rights or remedies which landlord may have by law, Landlord may have by law, Landlord may at his option:

          a. Terminate and declare a forfeiture of this lease and re-enter the premises as provided by law; and landlord shall be thereupon entitled to recover from Tenant all damages landlord may have suffered by reason of Tenant's breach, including the cost of recovery of the premises, the cost of removal of persons and property therefrom, and the worth at the time of a court award of damages in favor of landlord of the amount by which the unpaid rent for the balance of the term after the time of such court award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided.
          b. Re-enter the premises and remove all persons therefrom in accordance with law, and, without terminating this lease, from time to time re-let the premises or any part thereof on such terms and conditions as Landlord may deem fit (which may be for a term extending beyond the term of this lease or any extension or renewal thereof) and receive and collect the rents therefore which shall be applied to any indebtedness. In the event and whether or not the premises or any part thereof is re-let, Tenant shall pay to Landlord all such sums required to be paid by Tenant up to the time of re-entry by landlord, and thereafter Tenant shall, if required by Landlord, pay to landlord until the end of the term of this lease or any re-letting after deducting all Landlord's cost and expenses assumed or incurred in recovering possession and re-letting the premises, and the same shall be due and payable on the several rent days specified herein.
          c. In the event of any re-entry and taking possession of the premises as provided in this paragraph (12), Landlord shall have the right but not the obligation to remove therefrom all or any personal property located therein and may place the same in storage at the expense and risk of the owner or owners thereof and sell the same in the manner prescribed by law.
          d. No employee of landlord or landlord's agent shall have any power to accept keys of the premises prior to the termination of this lease. The delivery of keys to any employee of landlord or landlord's Agent shall operate as a termination of this lease or as a surrender of the premises. Interruption or curtailment of any service shall not constitute a constructive or partial eviction nor entitle Tenant to any compensation or abatement of rent. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach. No provision of this lease shall be deemed to have been waived by landlord unless such waiver be in writing, signed by Landlord. No payment by Tenant or receipt by landlord of a lesser amount than the monthly rent herein stipulated shall

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               be deemed to be other than an account of the earliest stipulated rent, nor shall any endorsement of statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to landlord's right to recover the balance if such rent or pursue any other remedy, including, without limitation, the remedy of eviction. If upon failure of Tenant to pay the rent as aforesaid, or to comply with any other covenants, conditions, ruled and regulations of this lease, action should be brought or noticed served on account thereof to enforce payment of rent herein, or to recover possession of premises, or to enforce any provision of this lease, or to obtain damages, Tenant agrees to pay Landlord reasonable costs and expenses in said action or for said notice, including attorney's fees, whether or not any such action proceeds to judgment.
          e. If an execution or other process be levied on the interest of Tenant in this lease, or if a petition in bankruptcy is filed by or against Tenant in any court of competent jurisdiction, landlord shall have the right, at its option, to re-enter said premises and terminate this lease.

     (12) NOTICES. Any notice by Landlord to Tenant shall be deemed to be fully given, in writing, and delivered personally to Tenant or mailed and deposited in any general branch post office or post box, enclosed in an postpaid envelope addressed to Tenant at the building in which the premises are situated. Any notice by Tenant to landlord shall be deemed to by duly given, if in writing, and delivered personally to either landlord or to agent of landlord charged with the renting and management of the building in which the premises are situated, or mailed and deposited in any general or branch post office in the City of Los Angeles, enclosed in a postpaid envelope addressed to Landlord or its agent at its office at 1431 ocean Ave #2000 Santa Monica, California.

     (13) ABATEMENT OF SERVICES. No diminution or abatement of rent or other compensation shall be claimed or allowed for inconvenience or discomfort arising from repairs or improvements made to the building, its systems, or appliances, nor for any space taken to comply with any law, ordinance or order of government authority, not for any reassignment of the automobile parking or privilege referenced herein. In respect to any "services" herein expressly or impliedly agrees to be furnished by Landlord to Tenant, it is agreed that there shall be no diminution or abatement of the rent or any other compensation for interruption or curtailment of such "services". Landlord shall not be required to furnish and Tenant shall not be entitled to received any such "services" during any period wherein Tenant shall be in default in respect to payment of the rent.

     (14) ACCESS TO PREMISES. Landlord and Landlord's agent shall be permitted at any time during the term of this lease to visit and examine the premises at any reasonable hour, and Landlord, landlord's agent, and/or workmen authorized by Landlord and Landlord's agent, may enter the premises at any time to perform services or to make or facilitate repairs, changes, alterations, or improvements in any part of the building whenever Landlord may see fit to make the same and to show

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          said premises during thirty (30) days prior to the termination of this lease, and if said Tenant shall not be personally present to open and permit the entry into said premises at any time when for any reason an entry therein shall be necessary or permissible hereunder, Landlord and Landlord's agents may enter same without rendering Landlord or such agent liable to any claim or cause of action for damages by reason thereof and without in any manner affecting the obligations and covenants of this lease. In the event that at any time before the expiration of the term herby granted Tenant shall cease to occupy the premises, landlord shall have the right to enter the premises for the purposed of cleaning, and redecorating the same, or for any other purpose, and the exercise of such right by Landlord shall in no way affect or modify the obligations of Tenant under this lease for the remainder of the term thereof.

     (15) FACILITIES. Tenant acknowledges that Tenant is not entitled under this lease to use any laundry facility, recreational facility, or other facility in the building.

     (16) ALTERATION OF PREMISES. If a master antenna system shall be provided, Landlord shall have the right to disconnect the lead-in and/or the connection to Tenant's apparatus outlet of the master system when, in Landlord's opinion, Tenant's apparatus interferes with the proper operation of the master antenna system. Landlord further reserves the right in its sole discretion, to prohibit, restrict and regulate the size, style and method of installation of any roof or exterior radio or television antenna installed by Tenatn or agents of Tnatn. No such installation shall be made without landlord's written consent, which may be withheld in Landlord's sole discretion. Tenant shall not install or use in the premises any heavy electrical consumption appliance without prior written consent of Landlord. No structural changes or addition of any nature whatsoever shall be made in the premises by Tenant, or its agents, nor may Tenant do any painting on the premises or affix wallpaper, carpet, bookcases, cupboards, draperies, shelves, shutters, wall coverings, doors or any other appurtenances to wall or floor areas without Landlord's prior written consent. Any consent of Landlord to alterations, installations or decorations, may be conditioned upon Tenant paying (either up front or upon vacating the premises) to Landlord any and all charges for restoration of the apartment to standard conditions.

     (17) INDEMNIFICATION. Landlord shall not be liable for, and Tenant shall indemnify Landlord and its partners, officers, directors, agents, employees, representatives, shareholders, affiliates, successor and assigns against, any damages or injury sustained by Tenant, its servants, employees, agents, invitees or licensees in the use of the premises, building property. Tenant shall indemnify Landlord from and against any claim asserted by or against, and any loss, cost, damage or expense incurred by, Landlord or Tenant, arising out of Tenant's use of the premises, the building or the property of the Landlord.

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     (18) REPAIRS AND IMPROVEMENTS. Tenant shall keep the premises in good order and repair and shall be responsible for all repairs to the premises. Landlord, at Landlord's option, shall have the right to make repairs in and about the premises, and to fixtures, appurtenances and equipment located therein. In the event that such repairs have been necessitated by the acts, conduct or omissions of Tenant, its servants, employees, invitees or licensees, Tenant shall reimburse Landlord upon demand for all amounts incurred by Landlord to make such repairs. No alteration, addition or improvement to the inside or outside of the premises shall be made by Tenant (or at Tenant's direction). Any alteration, addition or improvement to the premises made by Tenant shall, at Landlord's option, become the property of Landlord upon the expiration or sooner termination of this lease; provided, however, that Landlord shall have the right to require
          Tenant to remove such alterations and improvements at Tenants's sole cost upon termination of this lease.

     (19) UTILITIES. Landlord shall pay all charges for reasonable amounts of electricity used in the premises, however, Landlord shall not be responsible for the curtailment of any utilities serving the building for any reason.

     (20) NO WAIVER. The failure of Landlord to insist in one or more instances upon a strict Performance of any of the covenants of this lease or to exercise4 any right herein contained, shall not be constructed as a waiver or relinquished for the future of such covenant or right, but the same shall continue and remain in full force and effect. No waiver by Landlord of any provision hereof shall be deemed to have been made unless expressly in writing and signed by Landlord. Landlord's acceptance of rent with knowledge of a default by Tenant of any breach of any term or condition of this agreement shall not constitute a waiver of that breach or any subsequent breaches.

     (21) NO REPRESENTATIONS. Tenant acknowledges that Landlord had made no representations or promises in respect to said building or to the premises except those contained herein, and that Tenant is not relying on any representation or promise not contained herein in executing this lease. Except as expressly herein provided, Landlord shall not be liable to Tenant for any damages or other consideration upon termination of this lease or otherwise.

     (22) UNAUTORIZED VEHICHLES. Landlord shall be under no duty to remove unauthorized vehicles which may from time to tome park in the automobile parking stall assigned to Tenant, if applicable. Landlord, however, shall have the right to remove such vehicles in its sole and absolute discretion.

     (23) AUTOMOBILE PARKING. Tenant shall not use any parking stall, if applicable, other than that hereinbefore assigned without the prior written consent of Landlord. Tenant shall not permit Tenant's servants, employees, agents, visitors, or guests to use any automobile parking stall privilege. Under no circumstances shall Tenant (A) park in such a manner as to block thoroughfares or the ingress or egress of other tenants, (b) assign, sublease, license or otherwise transfer use of the aforesaid parking stall or privilege, to anyone, or (c) repair, maintain or wash vehicles in the parking stall or privilege. Landlord reserves the right to re-allocate the parking stall or privilege, hereinabove assigned to Tenant, at any time within the sole discretion of Landlord, and such re-allocation shall give rise to any claim by Tenant whatsoever.

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     (24) TIME OF ESSENSE. Time is of the essence in this lease.

     (25) PETS/FURNISHINGS/BICYCLES. None of the following shall be kept on or about the premises for any amount of time: (a) receptacles containing more than 10 gallons of liquid; (b) highly combustible materials or other items which may cause a hazard or affect insurance rates; (c) item(s) of unusual weight or dimension; (d) amplified musical instruments; (e) animal, fowl, fish, reptile, or pets of any kind. No bicycles or motor bikes shall be allowed in any office suite. No personal property (including bicycles, motor bikes, plants, lawn furniture, garbage, articles of clothing) shall be allowed in any hallway or any public area other than the garage in the designated area provided Tenants. In the event laws are passed to permit. Tenant to have any items prohibited by this agreement, Tenant agrees to carry insurance deemed appropriate by Landlord of a type and in an amount to cover possible losses caused by said items.

     (26) NOTICE TO VACATE. If Tenant intends to vacate the premises at the expiration of the Lease term specified hereinabove or at any time thereafter, Tenant shall give Landlord written notice of that intention at least thirty (30) days prior to the expiration of the Lease term. If Tenant vacates the premises at the expiration of the Lease term, or at any time thereafter, without first having provided Landlord with such written notice, landlord shall be entitles to recover an additional month's rent from Tenant. Nothing contained herein is intended to relieve or should be construed to relieve Tenant from the obligation to pay rent for the entire term of this lease.

     (27) PARKING GARAGE. Tenant acknowledges that the minimum garage clearance is approximately, and agrees not to enter the garage in vehicles which so not meet the aforesaid minimum clearance. Tenant agrees that Landlord shall not be liable for any damages resulting, in whole or in part, from driving or parking any vehicle in the garage or car stalls, or from the use of any vehicle in the parking structure, and further agrees to indemnify and hold harmless Landlord from and against and all such damages.

     (28) WAIVER OF TRIAL BY JURY. Landlord and Tenant hereby waive trial by jury in any action or proceeding brought by any of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, or Tenant's use and occupancy of the premises.

     (29) TENANT'S INSURANCE. Tenant hereby acknowledges that it has been informed and understands that Landlord is not required to, and does not carry insurance covering Tenant's personal property. Tenant agrees that it shall be responsible for obtaining any such insurance at its own cost and without contribution or reimbursement from landlord.

     (30) ESTOPPEL CERTIFICATE. Within fifteen (15) days after written request is mailed to Tenant, Tenant agrees to execute and deliver to Landlord an estoppel certificate on the form submitted by landlord: (a) acknowledging that this agreement is in full force and effect and whether this agreement has been modified and if so, stating all modifications; (b) stating the amount of the current rent Tenant is paying and the amount Tenant has paid as prepaid rent and security deposit; (c) stating whether or not Tenant is then aware of any violation of law in the operation of the building and/or have any claim against Landlord; and (d) stating requests for any other information relevant to Tenant's occupancy of the premises.

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     (31) ASBESTOS. Landlord hereby discloses to Tenant that asbestos containing materials ("ACM") are present in portions of the premises. Landlord inspected the premises for ACM and has instituted an Operations and Maintenance Plan ("O&M Plan"), designated to maintain the premises in compliance with any applicable laws regarding ACM. Tenant and Tenant's invitees shall at all times comply with such rules and regulations as Landlord from time to time may prescribe in connection with Landlord's O&M plan. Without limiting any other indemnification provisions contained in this lease, Tenant shall indemnify and hold Landlord and its partners, officers, directors, agents, employees, representatives, shareholders, affiliates, successors and assigns harmless from and against any and all claims, demands, damages, liabilities, fines, penalties, actions, causes of action, suits, costs and expenses, including without limitation reasonable attorney's fees and costs, whether instituted by Tenant or by any third party, arising out of or relating to, directly or indirectly, the presence of ACM at the premises, Tenant's breach of any of the terms hereof, or any of the rules and regulations prescribed by landlord pursuant hereto. No penetrations shall be made inside or outside the premises including, without limitation, hooks, nails, fasteners, etc. in the ceiling, walls and floors.

     (32) FUMIGATION. If and when Landlord wishes to fumigate the premises, Tenant agrees to temporarily vacate the premises for the time period reasonably necessary to complete the furnigation. Landlord will give Tenant at least seven (7) days prior written notice to vacate. Landlord shall only be required to pay Tenatn the per diem cost of Tenant's rent for the number of days Tenant must remain out of possession [i.e. Tenant's monthly rent divided by thirty (30) multiplied by the number of days Tenant must stay out of possession]. Tenant shall comply with all instructions of the fumigation company at Tenant's sole cost and expense.

     (33) LOCKING OF ENTRANCE DOORS. Landlord reserves the right to close and keep locked all entrance and exit doors of the building during such hours as Landlord may deem it advisable in the operation of the building. It shall be a material breach of this agreement for Tenant to prop open any entrance door without the express prior written approval of Landlord.

     (34) NO REPRESENTATION OR WARRANTY. Nothing contained herein is intended to constitute nor shall it be construed to constitute a representation or warranty by Landlord that the premises are safe or secured against the wrongful or criminal acts, conduct or omissions of third persons. The parties hereto expressly acknowledge and agree that landlord has no duty to protect or safeguard Tenant against any such act, conduct or omission. Tenant hereby expressly waives and relinquishes any such purported obligation, and agree to indemnify and hold harmless Landlord from and against any and all claims or damages in any way arising from or relating to any such act, conduct, or omission.

     (35) PARTIAL INVALIDITY. If any part of any paragraph or section of this agreement shall be found by a court to be legally invalid, only that part shall be severed to the extent that it is invalid, but this invalidity shall no6t affect the validity of enforceability of any other part of this agreement.

Executed in duplicate at Santa Monica, California. Tenant acknowledges receipt of the following addends which are incorporated herein and made part hereof:

Tenant's Initials:_AL____ Rules and Regulations Governing Office Tenancy In the Building

Tenant's Initials: _______ Other: ________________________________________

Date: 10/7/03

By: /s/ signature                    DERF 96
    -------------------------        Landlord
    Its Agent

Date: Oct. 7, 2003             By: Alex Lightman
                                   ----------------------------
                                   Tenant

         RULES AND REGULATIONS GOVERNING OFFICE TENANCY IN THE BUILDING

     1) The public corridors, lobbies, elevators, entrances, stairways, sidewalks and patios shall not be obstructed in any manner whatsoever not used for any purpose other than for ingress and egress from the office suites, nor shall persons be permitted to loiter or congregate in lobbies or on steps or at entrances to building.

     2) No one shall be permitted to congregate or play at steps or at entranceways, elevators lobbies, or other public spaces in or about the building. Persons are expressly forbidden to play in garages or garage shelter areas.

     3) Tenant shall not make or permit any disturbing noises in the building by itself, its employees, servants, agents, visitors, or licensees nor shall Tenant permit anything to be done by such persons which will interfere with the rights comfort, or convenience of other tenants or of Landlord. Tenant shall not play upon or suffer to be played upon any musical instrument or operate any C.D. player, phonograph, tape recorder, television, or radio in the premises in such a manner as to be disturbing or annoying to other occupants of the building.

     4) Tenant, its employees, agents, visitors and licensees are expressly forbidden to sweep or throw anything out of windows, doors, or into the halls, stairways, or elevators of the building or to obstruct the window sills in any way.

     5) No garbage cans, supplies, or other articles shall be placed or left in the landings or the hallways. No bicycles, roller-blades, roller-skates, or skateboards of any type are to be ridden in any part of the property.

     6) No sign, signal, advertisement, television or radio aerial or other equipment or illumination shall be inscribed or exposed on or any window or other part of the building. Installation of aerial wires on any part of the building is expressly forbidden.

     7) No shades, awnings, screens, Venetian blinds, draperies, curtains or window guards shall be used.

     8) Alterations or replacement of locks or installations of knockers and/or doorbells are prohibited. In event of emergency or good reason to believe such may exist, Landlord reserves the right to enter the premises (whether or not Tenant is present) without prior permission. Otherwise 24 hour notice will be given.

     9) Running exposed wires for electrical appliances or fixtures in violation of the Building Code is prohibited. Air conditioning units may be allowable only if approved by Landlord in writing in its sole4 discretion.

     10) Landlord shall not be responsible for any articles delivered to or left with any employee, nor shall Landlord be responsible for any articles, intended for delivery to Tenant, delivered to the building or left in any corridor or public place. Management is not responsible for the damage or theft of personal property (including, but not limited to jewelry, money, apparel or other items) in said premises, or in storage, carports and garage areas.

     11) Tenant shall not require, permit, suffer, or allow any windows in the premises to be cleaned from the outside.

     12) Tenant, its employees, agents licensees, and invitees shall obey the parking regulations of public authorities and the Landlord on private and public streets, roads, and drives within the building area and any other traffic regulations promulgated in the future for the safety, comfort and convenience of all tenants.

     13) No advertising, pamphlets, free newspapers, or other free printed matter of any kind shall be permitted to be distributed on the grounds, in entranceways, building, halls or vestibules. No soliciting, peddling, or door to door canvassing of any nature whatsoever shall be permitted in any building or at any place within the demised property.

     14) Tenant shall not interfere in any manner with any part of the heating, lighting, or refrigerating apparatus.

     15) Tenant shall notify Landlord and obtain an elevator reservation for moving furniture or bulky articles in or out of the building and such moving shall be supervised by Landlord.

     16) Any employee of Landlord, performing an act at the request of Tenant, which act is beyond his normal duties shall be acting as Tenant's agent

     17) Tenant will not be allowed to put its name on demised premises except in proper places designated by the Landlord.

     18) No profane, obscene, loud or boisterous language or noisy or disorderly conduct, or any conduct annoying or disturbing to the occupants of the building shall be permitted in any part thereof, nor shall Tenant entertain therein any person engaging in improper behavior. Tenants are responsible for the conduct of their guests, and their adherence to these rules at all times. Tenants and guests must be orderly, and intoxication, disorderly conduct, objectional language or other disturbance by tenants or guests shall be cause for eviction.

     19) All rubbish shall be deposited by Tenant immediately in the proper receptacles provided for that purpose by Landlord. No trash or other material may be accumulated. Office suite must be kept clean and sanitary and free from objectional odors. When dumping trash receptacle, please make sure it is securely fastened (baggage and tied) so odor will not induce rodent population. Newspapers, magazines, books, boxes and broken articles should be taken down to the garbage bins.

     20) Tenant shall close all windows when necessary to avoid possible damage from storm, rain, wind or other elements. Window treatments and carpets must be given good care and be free of spots, burns, or other damage. The tenant will be responsible and required to pay for all damage beyond normal wear and tear.

     21) Move-ins and move-outs are permitted only after prior advance scheduling with Landlord. Elevator time must be reserved. Pads must be used in elevators when large or bulky items are moved.

     22) Parking spaces shall used only for parking of motor vehicles as permitted under this lease and shall not be used for storage or any other purpose. Tenant must maintain its vehicles in good operational condition and free of leaks.

     23) Tenant shall not bring onto the property or into the premises any shopping carts. State law prohibits the use or storage of gasoline, cleaning solvents, or other combustibles in an office suite, storage or garage area.

     24)  Roof access for emergency exiting only. No sunbathing.

     25) No open containers of alcohol are permitted in common areas of the property. No illegal drugs or substances are permitted anywhere on the property.

Landlord reserves the right to make such other and further reasonable rules and regulations as, in its sole discretion, may be necessary or desirable from time to time, and such other and further rules and regulations shall be binding upon the parties hereto, with the same force and effect as if they were herein at the of execution hereof.

Date: Oct. 7, 2003       By: /s/ Alex Lightman
                             -------------------------
                             Tenant

                   PACIFIC PLAZA ADDENDUM TO COMMERICAL LEASE
                   ------------------------------------------

THIS ADDENDUM TO COMMERICAL LEASE ("Addendum"), is made this day July 31, 2002 by and between Barrington Pacific, LLC, a California Limited Partnership, commonly referred to as Pacific Plaza, herein referred to as "Landlord" and Alexander Lightman herein referred to as "Tenant", is executed concurrently with that certain Commercial Lease dated August 1, 2002 by and between Landlord and Tenant related to Suite No. 600 Pacific Plaza, 1431 Ocean Ave., Santa Monica (the "Lease") and is intended to modify, amend and supplement the lease. If there is any conflict between this Addendum and the lease, the terms and provisions of this Addendum shall control. The lease is modified as follows:

     (1)  HOURS OF OPERATION

          Hours of operation shall be from 8 am to 6 pm Monday through Friday, and 9 am to 5 pm Saturday. Office shall remain closed on Sunday.

     (2)  SINAGE

          No signs are allowed on the door or on the adjoining wall.

     (3)  EMPLOYEE LIMITATION

          The office shall be occupied by not more than three (3) employees.


          Cathe Dargas, Property Manager

          Alex Lightman
          -------------
          Tenant

                                 PACIFIC PLAZA
                                 -------------
                 ADDITIONAL AMENITY ADDENDUM TO APARTMENT LEASE
                 ----------------------------------------------

Landlord, Barrington Pacific, LLC, a California limited liability company/Pacific Plaza Apartments, and Tenant Alex Lightman #419 in consideration of the promises made herein and intending to be legally bound, agree as follows:

         1. SCOPE OF THIS AGREEMENT: This agreement covers the following items as indicated herein with a mark next to the name:

       a.     1 Parking  1 Car            $125.00 per month
       b.     __Storage                   $______ per month
       c.     __Bicycle Storage           $______ per month
       d.     __Motorcycle Storage        $______ per month

         2. AGREEMENT: Landlord hereby leases to Tenant the use of the above described items located at 1431 Ocean Avenue, Santa Monica, California, on the conditions contained herein.

         3. SEPARATENESS: It is agreed and understood between the parties that this agreement to pay a separate fee for the use of the items indicated above has been negotiated separate from the negotiation for the rental of any residential rental unit which Tenant may occupy under a separate agreement. Furthermore, Tenant represents that Landlord has placed no pressure on the Tenant to accept this separate agreement as a condition of the rental of the residential apartment.

         4. TERM: The term of this agreement commences on, and continues on a month-to-month basis, Landlord or Tenant may terminate this agreement upon 30-day prior written notice without liability to the other, however, only Landlord may amend this agreement.

         5. RENT: The rent for the items listed above shall be indicated next tot he items. Tenant shall pay to Landlord said rent on the first day of each month, or to such other person or at such other place as Landlord may from time to time designate in writing. Tenant has paid $0.00 as security for this agreement. Tenant acknowledges to Landlord that Tenant believes that this rent is comparable to those of similar lawful arrangements attainable in West Los Angeles/Brentwood Palms/Santa Monica area.

         6. USE: Tenant shall use the items described above in a careful and proper manner and shall comply with and conform to all laws and regulations relating to the possession, use, or maintenance thereof. Tenant agrees that the items listed above shall be used properly. The rental of these items are rented separately from any residential living space which Tenant has rented, is renting or may rent in the future. The use of the items in this agreement may be terminated upon either party giving the other a written thirty (30) day notice.

         7.LANDLORD'S INSPECTION: Landlord shall, at any and all times during business hours, have the right to enter into and on the premises where the items are located for the purpose of inspecting the same or observing of its use. Landlord or Landlord's agent and/or repairmen, by themselves or others, may enter said spaces for any lawful purposes. Landlord shall be allowed to enter without prior notice.

         8. ALTERATIONS: Without prior written consent of Landlord, Tenant shall not make any alterations, additions, or improvements to any of the items listed above. All additions and improvements of whatever kind or nature made shall belong to and become the property of owner on the expiration, or earlier termination, of this agreement.

         9. REPAIRS: Tenant, at its own cost and expense, shall keep the areas and items listed above, in good repair, condition, and working order. Landlord shall not be responsible for any damage done to Tenant's property.

         10. ASSIGNMENT: Use of the space and items listed above shall not be by any person other than those persons designated as "Tenant", Tenant shall not assign or sublet the space or items listed above, or an part thereof.

         11. INSURANCE: Tenant acknowledges that Landlord's insurance does not cover damages to Tenant's personal property caused by fire, theft, rain, acts of others, and/or any other causes. Tenant agrees that Landlord shall NOT be held liable for any such losses resulting to Tenant's personal property kept in the storage spaces. Tenant is hereby advised to obtain his own insurance policy to cover any personal losses. This paragraph does not intend to waive Landlord's duty to prevent personal injury or property damage where that duty cannot be waived by law.

         12. NOTICES: Service of all notices under this agreement shall be sufficient if given personally or mailed to the party involved at its respective address hereinafter set forth, or at such address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed, and with postage prepaid.

         13. TERMINATION OR BREACH OF THIS AGREEMENT: The continued existence of this agreement is not a condition of Tenant's tenancy in any residential apartment unit. Tenant may be occupying under separate agreement, if Tenant occupies one. Tenant's termination or breach of this agreement is not a ground or Tenant's eviction from any residential apartment unit Tenant may occupy.

         14. REGULAITON S201: Tenant represents to Landlord that Tenant has read and understood Regulation S201 of the Santa Monica Charter Amendment regarding "Separate Agreements" and which is attached hereto as Exhibit "A". Tenant acknowledges that there are no facts existing where Tenant is aware of which would place this agreement in violation of Regulation S201.

         15. ENTIRE AGREEMENT: The foregoing constitutes the entire agreement between the parties and supersedes any oral or written representations or agreements that may have been made by either party. Any amendment of this agreement must be in writing and signed by Landlord. Tenant does not have the right to modify the terms of this agreement. Tenant, by signing below, acknowledges having read this agreement and any additional terms if incorporated, prior to execution, and further acknowledges having received a copy hereof.

AGREED TO THIS 13TH DAY OF OCTOBER 2003

Landlord/Agent /s/ Alex Lightman        Located at 1431 Ocean Ave., Ste. 2000
                                                   SM CA  90401

Tenant: Alex Lightman                   Tenant___________________________
Located at 1431 Ocean Ave., Ste. 419    Located at_______________________
Tenant: Alex Lightman                   Tenant___________________________
Located at__________________________    Located at_______________________

* I UNDERSTAND THAT THIS PARKING SPACE IS "TEMPORARY" AND WILL BE TERMINATED WITH A (30) DAY WRITTEN NOTICE BY EITHER PARTY. I ALSO UNDERSTAND THAT THIS PARKING SPACE IS NOT AN AMENITY AND IS NOT INCORPORATED WITH THE LEASING OF MY APARTMENT.

Initials: ________  Initials: ________  Initials: ________  Initials: ________

                             COMMERCIAL OFFICE LEASE

THIS LEASE is made this day, 11/30/03, by and between Barrington Pacific, LLC, a California Limited Partnership, commonly referred to as Pacific Plaza, herein called "Landlord", and Alexander Lightman, herein called "Tenant".

This lease is made by Landlord and is accepted by Tenant upon the following terms, and it is agreed that each of the terms hereinafter specified shall be conditions as well as covenants.

     (1) RENT AND TERM. For and in consideration of the prompt payment of the rent by Tenant and exact performance of the covenants hereinafter set fourth by Tenant, Landlord does hereby lease to Tenant, and Tenant hereby hires from Landlord, that certain office SUITE NO. #1100 located at 1431 Ocean Avenue, Santa Monica, California (the "premises"), together with __0__ assigned/valet automobile parking stall number _n/a, of parking privileges for __0__ automobiles for the term of 12 MONTHS commencing on 8/21/02 and ending on 7/31/03 at the monthly rental rate of $675.00 dollars payable at 1431 Ocean Avenue #2000, Santa Monica, California ("Landlord's Office").

          If Landlord is unwilling or unable to deliver possession of the premises to Tenant, because of: (a) the loss or destruction of the premises, (b) failure of the prior tenant to vacate, or (c) for any other reason, then the Tenant or Landlord may immediately cancel or terminate this agreement upon written notice to the other party at their last known address; whereupon neither party shall have liability to the other, and any sums paid under this lease shall be refunded in full. If neither party cancels, the rent payable under this lease shall be prorated and begin on the date of possession.

          Said rent shall be paid monthly in advance on the first day of each month by personal check or certified funds, without deduction or offset, at Landlord's office or at such other place in the State of California as Landlord may designate in writing. Should Tenant fail to pay rental by the close of the fifth day following the date on which it was due, or should Tenant pay rental by a check that is not honored by the bank, then Tenant agrees to pay to Landlord the sum of $25.00 as a fee for the processing of either late rental payments or checks which are not honored at the bank. The parties acknowledge that if the rental is not paid on time or is paid by a check that is not honored by the bank, that Landlord is put to additional bookkeeping and related expenses, the precise amount of which is difficult if not impossible to ascertain, and for that reason the parties hereto have agreed upon the above sum to compensate Landlord for such expenses. Nothing herein contained shall be construed as to either permit, sanction, or authorize payment of rental other than on the day it is due or the payment of rental with checks that are not honored by the bank. Should rent be paid by a check which is not honored, Landlord may, at its sole discretion, demand that future payments must be by cashier's check or money order. The money failure to pay ray rental on the due date or the payment of rental with a check that is not honored by the bank shall immediately vest landlord all those rights which it would have notwithstanding any provisions contained in this paragraph, including, without limitation, those rights described in Article 12 hereof.

     (2) SECURITY DEPOSIT. In addition to the rent provided to be deposited herewith in paragraph (1) herein, as part of the consideration for the execution of this lease by Landlord, Tenant shall deposit with Landlord the sum of $500.00, receipt of which Landlord acknowledges, as security for the payment of the rent reserved and the faithful performance by Tenant of all the terms, conditions, and covenants herein to be performed by Tenant. Upon termination of the Lease, and after Tenant has vacated the premises, Landlord shall return said sum herewith deposited to Tenant, less any amounts necessary: to compensate landlord for any default in the payment of rent or other sum payable under this lease; to repair damages to the premises; to clean, carpet, shampoo or paint the premises if Tenant does not leave the premises clean and free of debris; to restore, replace, or return Landlord's personal property or appurtenances; to remedy future defaults by Tenant of any obligations herein; or for any other purposes permitted by law. No interest shall be payable on the security deposit unless required by law.

     (3) KEYS. All keys and/or entry cards relating to the premises shall be returned on the date the premises are surrendered or vacated. If Tenant shall fail to return any key and/or card supplied by Landlord, Tenant shall pay Landlord's charge (as adopted from time to time) for the failure to return any such key and/or card.

     (4) USE, ASSIGNMENT AND SUBLEASE. Tenant shall not use the premises or any part thereof or suffer the same to be used for any purpose other than as an office, nor by any person other than Tenant as identified hereinabove. Tenant shall not sell, assign, hypothecate, license or transfer the premises or any part thereof (including, without limitation, the aforesaid assigned parking stall or privilege). It is expressly understood and agreed that the character of the occupancy of the premises, as above restricted, is a special consideration and inducement for the granting of this lease and in the event of violation hereof by Tenant or if Tenant shall cease to occupy the premises or shall permit the premises (including, without limitation the aforesaid parking stall or privilege) to be occupied or used by parties other than Tenant, or violate any other restriction or condition hereby imposed, this lease may be terminated by Landlord in the manner provided in paragraph (12) hereof.. Tenant further agrees
          (a) not to use or suffer or permit the premises or any part thereof to be used for any purpose or in the use in violation of any law, ordinance, or regulation of any governmental authority, or in any manner that will constitute a nuisance or an annoyance to the owners or occupants of adjoining or neighboring property or to other tenants or occupants of the building, or in any hazardous purpose or in any manner that might violate any policy of insurance or suspend, avoid, make inoperative or increase the rate of any fire, rental, other insurance, at any time carried on the building or any of its contents and (b) not to permit any auction to be conducted in the premises. In the event of any disturbance by Tenant or Tenant's servants, employees, agents, invitees, or licensees, Landlord may, in addition to all other remedies provide herein, at its option terminate this lease by written notice. Tenant agrees to vacate premises within three days after delivery of said notice. If Landlord accepts rent from any person not a Tenant (or not named above), whether or not the person occupies the premises, said shall not constitute a waiver of this paragraph (4), shall not be used to establish said person's right to possession of the premises, and shall be interpreted only as an accommodation to the Tenant.

     (5) MISREPRESENATIONS. It is further understood and agreed that in the event Tenant shall in its Application to Lease make any misrepresentation, Landlord may treat same as a violation of covenant of this lease, and the remedies provided under paragraph (12) hereof shall become applicable and applicable thereto.

     (6) ACCEPTANCE AND SURRENDER OF PREMISES/REPAIRS. Tenant has examined and knows the condition of the premises and has received the same in good order and repair, except as herein otherwise specified, and acknowledge that no representations as to the condition or repair thereof have been made by Landlord, or the agents of Landlord, prior to or at the execution of this lease, that are not herein expressed. Throughout said term Tenant shall take good care of the premises, its appurtenances, fixtures, and equipment, and shall not drill into, disfigure, or deface any part of the buildings, grounds, or any other part or portion of the premises, or suffer the same to be done. As and when needed, Landlord shall have the right, but not the obligation, to repair the premises, its appurtenances, fixtures, and equipment where rendered necessary by misuse or neglect of Tenant, its servants, employees, agents, invitees, or licensee. The cost thereof shall be determined on statements rendered by Landlord to Tenant and then the sum so determined shall be payable to Landlord upon delivery of such statement; and if the same not be paid by Tenant within ten (10) days thereafter, then said sum shall be deducted from the security deposit and the failure of Tenant to promptly restore the security deposit for the full amount shall be a reach of this lease.

     (a) Tenant shall comply with all laws, ordinances, governmental regulations and with the regulations of the Board of Fire Underwriters applicable to the premises.

     (b) Upon the ending of the term in any manner, Tenant shall quit and surrender premises in as good order and condition as they were at the beginning of the term, excluding normal wear and tear. If said premises be not so surrendered at any ending term, Tenant shall be responsible to Landlord for all of the damage which Landlord shall suffer as a result thereof, and further will hold harmless Landlord from any claim made by any succeeding tenants against Landlord, resulting from delay by Landlord in delivering possession of the premises to such succeeding tenant , so far as such delay is occasioned by failure of Tenant so to surrender the premises.

     (7) RULES AND REGULATIONS. Tenant shall observe and comply with, and Tenant agrees that all persons visiting the premises shall observe and comply with, the "Rules and Regulations Governing Office Tenancy in the Building" which are incorporated herein by reference, and such modifications or additions hereto and such other and further Rules and Regulations as Landlord may from time to time deem necessary for the safety, care and cleanliness of the building, and the preservation of good order therein, as well as the comfort, quiet and convenience of other tenants.

     (8) SIGNATURE OF TENANTS. If there is more than one tenant signatory hereto, each of them does understand and agree that the act of notice of ot to, or refund to, or the signature of, any one or more of them, in relation to the tenancy or to the renewal thereof, or termination thereof, shall be binding upon each and all Tenants signing this lease with the same force and effect as if each and all of them had acted, signed, or given or received such notice or refund. Whenever used, the word `Tenants" shall refer to all tenants named on and signatories to this lease. If more than one tenant is named herein all Tenants shall be liable jointly and severally for all obligations of Tenant hereunder.

     (9) LIENS. Tenant shall keep the premises and the property free and clear of all liens.

     (10) DAMAGE. If the premises shall be partially damaged by fire or casualty, Landlord may make repairs. But in the event of substantial destruction of the building of which the premises form a part by fire, earthquake or otherwise, or in case the damage to the premises shall be so extensive that they cannot, in the sole opinion of Landlord, be repaired within thirty (30) days, or if landlord shall decide to rebuild or to reconstruct or repair the building so that, as reconstructed or repaired, it will be substantially different structurally or architecturally, then all interest of Tenant in the premises shall terminate, and this lease shall become void from such time. In the event that Landlord is making repairs and that any question shall arise between landlord and Tenant as to whether or not repairs shall have been made with reasonable dispatch, due allowance shall be made for any delay which may arise in connection with the adjustment of the fire insurance loss, and for any delay arising out of what are commonly known as "labor troubles," or any other cause beyond landlord's direct control.

     (11) DEFAULT. If Tenant defaults in the payment of the rent herein provided for, or if Tenant defaults in the performance of any other of Tenant's obligations herein contained for three days after written notice thereof from landlord, or if Tenant abandons or vacates the premises, in addition to any other rights or remedies which landlord may have by law, Landlord may have by law, Landlord may at his option:

          a. Terminate and declare a forfeiture of this lease and re-enter the premises as provided by law; and landlord shall be thereupon entitled to recover from Tenant all damages landlord may have suffered by reason of Tenant's breach, including the cost of recovery of the premises, the cost of removal of persons and property therefrom, and the worth at the time of a court award of damages in favor of landlord of the amount by which the unpaid rent for the balance of the term after the time of such court award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided.

          b. Re-enter the premises and remove all persons therefrom in accordance with law, and, without terminating this lease, from time to time re-let the premises or any part thereof on such terms and conditions as Landlord may deem fit (which may be for a term extending beyond the term of this lease or any extension or renewal thereof) and receive and collect the rents therefore which shall be applied to any indebtedness. In the event and whether or not the premises or any part thereof is re-let, Tenant shall pay to Landlord all such sums required to be paid by Tenant up to the time of re-entry by landlord, and thereafter Tenant shall, if required by Landlord, pay to landlord until the end of the term of this lease or any re-letting after deducting all Landlord's cost and expenses assumed or incurred in recovering possession and re-letting the premises, and the same shall be due and payable on the several rent days specified herein.

          c. In the event of any re-entry and taking possession of the premises as provided in this paragraph (12), Landlord shall have the right but not the obligation to remove therefrom all or any personal property located therein and may place the same in storage at the expense and risk of the owner or owners thereof and sell the same in the manner prescribed by law.

          d. No employee of landlord or landlord's agent shall have any power to accept keys of the premises prior to the termination of this lease. The delivery of keys to any employee of landlord or landlord's Agent shall operate as a termination of this lease or as a surrender of the premises. Interruption or curtailment of any service shall not constitute a constructive or partial eviction nor entitle Tenant to any compensation or abatement of rent. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach. No provision of this lease shall be deemed to have been waived by landlord unless such waiver be in writing, signed by Landlord. No payment by Tenant or receipt by landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than an account of the earliest stipulated rent, nor shall any endorsement of statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to landlord's right to recover the balance if such rent or pursue any other remedy, including, without limitation, the remedy of eviction. If upon failure of Tenant to pay the rent as aforesaid, or to comply with any other covenants, conditions, ruled and regulations of this lease, action should be brought or noticed served on account thereof to enforce payment of rent herein, or to recover possession of premises, or to enforce any provision of this lease, or to obtain damages, Tenant agrees to pay Landlord reasonable costs and expenses in said action or for said notice, including attorney's fees, whether or not any such action proceeds to judgment.

          e. If an execution or other process be levied on the interest of Tenant in this lease, or if a petition in bankruptcy is filed by or against Tenant in any court of competent jurisdiction, landlord shall have the right, at its option, to re-enter said premises and terminate this lease.

     (12) NOTICES. Any notice by Landlord to Tenant shall be deemed to be fully given, in writing, and delivered personally to Tenant or mailed and deposited in any general branch post office or post box, enclosed in an postpaid envelope addressed to Tenant at the building in which the premises are situated. Any notice by Tenant to landlord shall be deemed to by duly given, if in writing, and delivered personally to either landlord or to agent of landlord charged with the renting and management of the building in which the premises are situated, or mailed and deposited in any general or branch post office in the City of Los Angeles, enclosed in a postpaid envelope addressed to Landlord or its agent at its office at 1431 ocean Ave #2000 Santa Monica, California.

     (13) ABATEMENT OF SERVICES. No diminution or abatement of rent or other compensation shall be claimed or allowed for inconvenience or discomfort arising from repairs or improvements made to the building, its systems, or appliances, nor for any space taken to comply with any law, ordinance or order of government authority, not for any reassignment of the automobile parking or privilege referenced herein. In respect to any "services" herein expressly or impliedly agrees to be furnished by Landlord to Tenant, it is agreed that there shall be no diminution or abatement of the rent or any other compensation for interruption or curtailment of such "services". Landlord shall not be required to furnish and Tenant shall not be entitled to received any such "services" during any period wherein Tenant shall be in default in respect to payment of the rent.

     (14) ACCESS TO PREMISES. Landlord and Landlord's agent shall be permitted at any time during the term of this lease to visit and examine the premises at any reasonable hour, and Landlord, landlord's agent, and/or workmen authorized by Landlord and Landlord's agent, may enter the premises at any time to perform services or to make or facilitate repairs, changes, alterations, or improvements in any part of the building whenever Landlord may see fit to make the same and to show said premises during thirty (30) days prior to the termination of this lease, and if said Tenant shall not be personally present to open and permit the entry into said premises at any time when for any reason an entry therein shall be necessary or permissible hereunder, Landlord and Landlord's agents may enter same without rendering Landlord or such agent liable to any claim or cause of action for damages by reason thereof and without in any manner affecting the obligations and covenants of this lease. In the event that at any time before the expiration of the term herby granted Tenant shall cease to occupy the premises, landlord shall have the right to enter the premises for the purposed of cleaning, and redecorating the same, or for any other purpose, and the exercise of such right by Landlord shall in no way affect or modify the obligations of Tenant under this lease for the remainder of the term thereof.

     (15) FACILITIES. Tenant acknowledges that Tenant is not entitled under this lease to use any laundry facility, recreational facility, or other facility in the building.

     (16) ALTERATION OF PREMISES. If a master antenna system shall be provided, Landlord shall have the right to disconnect the lead-in and/or the connection to Tenant's apparatus outlet of the master system when, in Landlord's opinion, Tenant's apparatus interferes with the proper operation of the master antenna system. Landlord further reserves the right in its sole discretion, to prohibit, restrict and regulate the size, style and method of installation of any roof or exterior radio or television antenna installed by Tenatn or agents of Tnatn. No such installation shall be made without landlord's written consent, which may be withheld in Landlord's sole discretion. Tenant shall not install or use in the premises any heavy electrical consumption appliance without prior written consent of Landlord. No structural changes or addition of any nature whatsoever shall be made in the premises by Tenant, or its agents, nor may Tenant do any painting on the premises or affix wallpaper, carpet, bookcases, cupboards, draperies, shelves, shutters, wall coverings, doors or any other appurtenances to wall or floor areas without Landlord's prior written consent. Any consent of Landlord to alterations, installations or decorations, may be conditioned upon Tenant paying (either up front or upon vacating the premises) to Landlord any and all charges for restoration of the apartment to standard conditions.

     (17) INDEMNIFICATION. Landlord shall not be liable for, and Tenant shall indemnify Landlord and its partners, officers, directors, agents, employees, representatives, shareholders, affiliates, successor and assigns against, any damages or injury sustained by Tenant, its servants, employees, agents, invitees or licensees in the use of the premises, building property. Tenant shall indemnify Landlord from and against any claim asserted by or against, and any loss, cost, damage or expense incurred by, Landlord or Tenant, arising out of Tenant's use of the premises, the building or the property of the Landlord.

     (18) REPAIRS AND IMPROVEMENTS. Tenant shall keep the premises in good order and repair and shall be responsible for all repairs to the premises. Landlord, at Landlord's option, shall have the right to make repairs in and about the premises, and to fixtures, appurtenances and equipment located therein. In the event that such repairs have been necessitated by the acts, conduct or omissions of Tenant, its servants, employees, invitees or licensees, Tenant shall reimburse Landlord upon demand for all amounts incurred by Landlord to make such repairs. No alteration, addition or improvement to the inside or outside of the premises shall be made by Tenant (or at Tenant's direction). Any alteration, addition or improvement to the premises made by Tenant shall, at Landlord's option, become the property of Landlord upon the expiration or sooner termination of this lease; provided, however, that Landlord shall have the right to require Tenant to remove such alterations and improvements at Tenants's sole cost upon termination of this lease.

     (19) UTILITIES. Landlord shall pay all charges for reasonable amounts of electricity used in the premises, however, Landlord shall not be responsible for the curtailment of any utilities serving the building for any reason.

     (20) NO WAIVER. The failure of Landlord to insist in one or more instances upon a strict Performance of any of the covenants of this lease or to exercise4 any right herein contained, shall not be constructed as a waiver or relinquished for the future of such covenant or right, but the same shall continue and remain in full force and effect. No waiver by Landlord of any provision hereof shall be deemed to have been made unless expressly in writing and signed by Landlord. Landlord's acceptance of rent with knowledge of a default by Tenant of any breach of any term or condition of this agreement shall not constitute a waiver of that breach or any subsequent breaches.

     (21) NO REPRESENTATIONS. Tenant acknowledges that Landlord had made no representations or promises in respect to said building or to the premises except those contained herein, and that Tenant is not relying on any representation or promise not contained herein in executing this lease. Except as expressly herein provided, Landlord shall not be liable to Tenant for any damages or other consideration upon termination of this lease or otherwise.

     (22) UNAUTORIZED VEHICHLES. Landlord shall be under no duty to remove unauthorized vehicles which may from time to tome park in the automobile parking stall assigned to Tenant, if applicable. Landlord, however, shall have the right to remove such vehicles in its sole and absolute discretion.

     (23) AUTOMOBILE PARKING. Tenant shall not use any parking stall, if applicable, other than that hereinbefore assigned without the prior written consent of Landlord. Tenant shall not permit Tenant's servants, employees, agents, visitors, or guests to use any automobile parking stall privilege. Under no circumstances shall Tenant (A) park in such a manner as to block thoroughfares or the ingress or egress of other tenants, (b) assign, sublease, license or otherwise transfer use of the aforesaid parking stall or privilege, to anyone, or (c) repair, maintain or wash vehicles in the parking stall or privilege. Landlord reserves the right to re-allocate the parking stall or privilege, hereinabove assigned to Tenant, at any time within the sole discretion of Landlord, and such re-allocation shall give rise to any claim by Tenant whatsoever.

     (24) TIME OF ESSENSE. Time is of the essence in this lease.

     (25) PETS/FURNISHINGS/BICYCLES. None of the following shall be kept on or about the premises for any amount of time: (a) receptacles containing more than 10 gallons of liquid; (b) highly combustible materials or other items which may cause a hazard or affect insurance rates; (c) item(s) of unusual weight or dimension; (d) amplified musical instruments; (e) animal, fowl, fish, reptile, or pets of any kind. No bicycles or motor bikes shall be allowed in any office suite. No personal property (including bicycles, motor bikes, plants, lawn furniture, garbage, articles of clothing) shall be allowed in any hallway or any public area other than the garage in the designated area provided Tenants. In the event laws are passed to permit. Tenant to have any items prohibited by this agreement, Tenant agrees to carry insurance deemed appropriate by Landlord of a type and in an amount to cover possible losses caused by said items.

     (26) NOTICE TO VACATE. If Tenant intends to vacate the premises at the expiration of the Lease term specified hereinabove or at any time thereafter, Tenant shall give Landlord written notice of that intention at least thirty (30) days prior to the expiration of the Lease term. If Tenant vacates the premises at the expiration of the Lease term, or at any time thereafter, without first having provided Landlord with such written notice, landlord shall be entitles to recover an additional month's rent from Tenant. Nothing contained herein is intended to relieve or should be construed to relieve Tenant from the obligation to pay rent for the entire term of this lease.

     (27) PARKING GARAGE. Tenant acknowledges that the minimum garage clearance is approximately, and agrees not to enter the garage in vehicles which so not meet the aforesaid minimum clearance. Tenant agrees that Landlord shall not be liable for any damages resulting, in whole or in part, from driving or parking any vehicle in the garage or car stalls, or from the use of any vehicle in the parking structure, and further agrees to indemnify and hold harmless Landlord from and against and all such damages.

     (28) WAIVER OF TRIAL BY JURY. Landlord and Tenant hereby waive trial by jury in any action or proceeding brought by any of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, or Tenant's use and occupancy of the premises.

     (29) TENANT'S INSURANCE. Tenant hereby acknowledges that it has been informed and understands that Landlord is not required to, and does not carry insurance covering Tenant's personal property. Tenant agrees that it shall be responsible for obtaining any such insurance at its own cost and without contribution or reimbursement from landlord.

     (30) ESTOPPEL CERTIFICATE. Within fifteen (15) days after written request is mailed to Tenant, Tenant agrees to execute and deliver to Landlord an estoppel certificate on the form submitted by landlord: (a) acknowledging that this agreement is in full force and effect and whether this agreement has been modified and if so, stating all modifications; (b) stating the amount of the current rent Tenant is paying and the amount Tenant has paid as prepaid rent and security deposit; (c) stating whether or not Tenant is then aware of any violation of law in the operation of the building and/or have any claim against Landlord; and (d) stating requests for any other information relevant to Tenant's occupancy of the premises.

     (31) ASBESTOS. Landlord hereby discloses to Tenant that asbestos containing materials ("ACM") are present in portions of the premises. Landlord inspected the premises for ACM and has instituted an Operations and Maintenance Plan ("O&M Plan"), designated to maintain the premises in compliance with any applicable laws regarding ACM. Tenant and Tenant's invitees shall at all times comply with such rules and regulations as Landlord from time to time may prescribe in connection with Landlord's O&M plan. Without limiting any other indemnification provisions contained in this lease, Tenant shall indemnify and hold Landlord and its partners, officers, directors, agents, employees, representatives, shareholders, affiliates, successors and assigns harmless from and against any and all claims, demands, damages, liabilities, fines, penalties, actions, causes of action, suits, costs and expenses, including without limitation reasonable attorney's fees and costs, whether instituted by Tenant or by any third party, arising out of or relating to, directly or indirectly, the presence of ACM at the premises, Tenant's breach of any of the terms hereof, or any of the rules and regulations prescribed by landlord pursuant hereto. No penetrations shall be made inside or outside the premises including, without limitation, hooks, nails, fasteners, etc. in the ceiling, walls and floors.

     (32) FUMIGATION. If and when Landlord wishes to fumigate the premises, Tenant agrees to temporarily vacate the premises for the time period reasonably necessary to complete the furnigation. Landlord will give Tenant at least seven (7) days prior written notice to vacate. Landlord shall only be required to pay Tenatn the per diem cost of Tenant's rent for the number of days Tenant must remain out of possession [i.e. Tenant's monthly rent divided by thirty (30) multiplied by the number of days Tenant must stay out of possession]. Tenant shall comply with all instructions of the fumigation company at Tenant's sole cost and expense.

     (33) LOCKING OF ENTRANCE DOORS. Landlord reserves the right to close and keep locked all entrance and exit doors of the building during such hours as Landlord may deem it advisable in the operation of the building. It shall be a material breach of this agreement for Tenant to prop open any entrance door without the express prior written approval of Landlord.

     (34) NO REPRESENTATION OR WARRANTY. Nothing contained herein is intended to constitute nor shall it be construed to constitute a representation or warranty by Landlord that the premises are safe or secured against the wrongful or criminal acts, conduct or omissions of third persons. The parties hereto expressly acknowledge and agree that landlord has no duty to protect or safeguard Tenant against any such act, conduct or omission. Tenant hereby expressly waives and relinquishes any such purported obligation, and agree to indemnify and hold harmless Landlord from and against any and all claims or damages in any way arising from or relating to any such act, conduct, or omission.

     (35) PARTIAL INVALIDITY. If any part of any paragraph or section of this agreement shall be found by a court to be legally invalid, only that part shall be severed to the extent that it is invalid, but this invalidity shall no6t affect the validity of enforceability of any other part of this agreement.

Executed in duplicate at Santa Monica, California. Tenant acknowledges receipt of the following addends which are incorporated herein and made part hereof:

Tenant's Initials:_______ Rules and Regulations Governing Office Tenancy In the Building

Tenant's Initials: _______ Other: ________________________________________

Date:_____________

By: Its Agent              DERF 96
                           Landlord

Date: _____________ By: Alex Lightman
                        -------------
                        Tenant

         RULES AND REGULATIONS GOVERNING OFFICE TENANCY IN THE BUILDING

     1) The public corridors, lobbies, elevators, entrances, stairways, sidewalks and patios shall not be obstructed in any manner whatsoever not used for any purpose other than for ingress and egress from the office suites, nor shall persons be permitted to loiter or congregate in lobbies or on steps or at entrances to building.

     2) No one shall be permitted to congregate or play at steps or at entranceways, elevators lobbies, or other public spaces in or about the building. Persons are expressly forbidden to play in garages or garage shelter areas.

     3) Tenant shall not make or permit any disturbing noises in the building by itself, its employees, servants, agents, visitors, or licensees nor shall Tenant permit anything to be done by such persons which will interfere with the rights comfort, or convenience of other tenants or of Landlord. Tenant shall not play upon or suffer to be played upon any musical instrument or operate any C.D. player, phonograph, tape recorder, television, or radio in the premises in such a manner as to be disturbing or annoying to other occupants of the building.

     4) Tenant, its employees, agents, visitors and licensees are expressly forbidden to sweep or throw anything out of windows, doors, or into the halls, stairways, or elevators of the building or to obstruct the window sills in any way.

     5) No garbage cans, supplies, or other articles shall be placed or left in the landings or the hallways. No bicycles, roller-blades, roller-skates, or skateboards of any type are to be ridden in any part of the property.

     6) No sign, signal, advertisement, television or radio aerial or other equipment or illumination shall be inscribed or exposed on or any window or other part of the building. Installation of aerial wires on any part of the building is expressly forbidden.

     7) No shades, awnings, screens, Venetian blinds, draperies, curtains or window guards shall be used.

     8) Alterations or replacement of locks or installations of knockers and/or doorbells are prohibited. In event of emergency or good reason to believe such may exist, Landlord reserves the right to enter the premises (whether or not Tenant is present) without prior permission. Otherwise 24 hour notice will be given.

     9) Running exposed wires for electrical appliances or fixtures in violation of the Building Code is prohibited. Air conditioning units may be allowable only if approved by Landlord in writing in its sole4 discretion.

     10) Landlord shall not be responsible for any articles delivered to or left with any employee, nor shall Landlord be responsible for any articles, intended for delivery to Tenant, delivered to the building or left in any corridor or public place. Management is not responsible for the damage or theft of personal property (including, but not limited to jewelry, money, apparel or other items) in said premises, or in storage, carports and garage areas.

     11) Tenant shall not require, permit, suffer, or allow any windows in the premises to be cleaned from the outside.

     12) Tenant, its employees, agents licensees, and invitees shall obey the parking regulations of public authorities and the Landlord on private and public streets, roads, and drives within the building area and any other traffic regulations promulgated in the future for the safety, comfort and convenience of all tenants.

     13) No advertising, pamphlets, free newspapers, or other free printed matter of any kind shall be permitted to be distributed on the grounds, in entranceways, building, halls or vestibules. No soliciting, peddling, or door to door canvassing of any nature whatsoever shall be permitted in any building or at any place within the demised property.

     14) Tenant shall not interfere in any manner with any part of the heating, lighting, or refrigerating apparatus.

     15) Tenant shall notify Landlord and obtain an elevator reservation for moving furniture or bulky articles in or out of the building and such moving shall be supervised by Landlord.

     16) Any employee of Landlord, performing an act at the request of Tenant, which act is beyond his normal duties shall be acting as Tenant's agent

     17) Tenant will not be allowed to put its name on demised premises except in proper places designated by the Landlord.

     18) No profane, obscene, loud or boisterous language or noisy or disorderly conduct, or any conduct annoying or disturbing to the occupants of the building shall be permitted in any part thereof, nor shall Tenant entertain therein any person engaging in improper behavior. Tenants are responsible for the conduct of their guests, and their adherence to these rules at all times. Tenants and guests must be orderly, and intoxication, disorderly conduct, objectional language or other disturbance by tenants or guests shall be cause for eviction.

     19) All rubbish shall be deposited by Tenant immediately in the proper receptacles provided for that purpose by Landlord. No trash or other material may be accumulated. Office suite must be kept clean and sanitary and free from objectional odors. When dumping trash receptacle, please make sure it is securely fastened (baggage and tied) so odor will not induce rodent population. Newspapers, magazines, books, boxes and broken articles should be taken down to the garbage bins.

     20) Tenant shall close all windows when necessary to avoid possible damage from storm, rain, wind or other elements. Window treatments and carpets must be given good care and be free of spots, burns, or other damage. The tenant will be responsible and required to pay for all damage beyond normal wear and tear.

     21) Move-ins and move-outs are permitted only after prior advance scheduling with Landlord. Elevator time must be reserved. Pads must be used in elevators when large or bulky items are moved.

     22) Parking spaces shall used only for parking of motor vehicles as permitted under this lease and shall not be used for storage or any other purpose. Tenant must maintain its vehicles in good operational condition and free of leaks.

     23) Tenant shall not bring onto the property or into the premises any shopping carts. State law prohibits the use or storage of gasoline, cleaning solvents, or other combustibles in an office suite, storage or garage area.

     24)  Roof access for emergency exiting only. No sunbathing.

     25) No open containers of alcohol are permitted in common areas of the property. No illegal drugs or substances are permitted anywhere on the property.

Landlord reserves the right to make such other and further reasonable rules and regulations as, in its sole discretion, may be necessary or desirable from time to time, and such other and further rules and regulations shall be binding upon the parties hereto, with the same force and effect as if they were herein at the of execution hereof.

Date: 11-30-03           By: /s/ Alex Lightman
                             --------------------------
                             Tenant

                   PACIFIC PLAZA ADDENDUM TO COMMERICAL LEASE
                   ------------------------------------------

THIS ADDENDUM TO COMMERICAL LEASE ("Addendum"), is made this day November 30, 2003 by and between Barrington Pacific, LLC, a California Limited Partnership, commonly referred to as Pacific Plaza, herein referred to as "Landlord" and Alex Lightman herein referred to as "Tenant", is executed concurrently with that certain Commercial Lease dated December 1, 2003 by and between Landlord and Tenant related to Suite No. 1100 Pacific Plaza, 1431 Ocean Ave., Santa Monica (the "Lease") and is intended to modify, amend and supplement the lease. If there is any conflict between this Addendum and the lease, the terms and provisions of this Addendum shall control. The lease is modified as follows:

     (1)  HOURS OF OPERATION

          Hours of operation shall be from 8 am to 6 pm Monday through Friday, and 9 am to 5 pm Saturday. Office shall remain closed on Sunday.

     (2)  SINAGE

          No signs are allowed on the door or on the adjoining wall.

     (3)  EMPLOYEE LIMITATION

          The office shall be occupied by not more than three (3) employees.


          /s/ Cathe Dargas
          ------------------------------
          Cathe Dargas, Property Manager


          /s/ Alex Lightman
          ------------------------------
          Tenant